SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 20, 2000



                            ProCare Industries, Ltd.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Colorado                      0-13066                84-0932231
 ---------------------------     -------------------       -------------------
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
 of incorporation)                                         Identification No.)




1960 White Birch Drive, Vista, California                          92083
-----------------------------------------                       ----------
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:   (760) 599-8559

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as a part of this Report.

     (c) Exhibits.

       99.1  Notice to Shareholders Pursuant to Rule 14f-1


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 20, 2000

                                            PROCARE INDUSTRIES, LTD.


                                            By /s/ Robert W. Marsik
                                              ----------------------------------
                                              Robert W. Masrsik, President












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